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                               CAMBREX CORPORATION
                           ANNUAL REPORT ON FORM 10-K

                                  EXHIBIT 10.21


                           REVISED SCHEDULE OF PARTIES


NAME                     TITLE                                          DATE OF AGREEMENT
----                     -----                                          -----------------
James A. Mack            Chairman of the Board and                           02/01/90
                         Chief Executive Officer

Claes Glassell           President, and Chief                                10/12/94
                         Operating Officer

Steven M. Klosk          Executive Vice President,                           10/21/92
                         Administration

Peter E. Thauer          Senior Vice President, Law and Environment,         08/28/89
                         General Counsel and Corporate Secretary

Salvatore J. Guccione    Senior Vice President,                              12/14/95
                         Chief Financial Officer

Thomas N. Bird           Vice President, Business Development                07/23/99
                         Life Sciences
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